(LOGO)

                                 THE CATHOLIC FUNDS
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                       INVESTING WITH FAITH IN THE FUTURE

                                 ANNUAL REPORT
                                 SEPTEMBER 30, 2000

   The Catholic Funds
---------------------
-  The Catholic
   Equity Income Fund

-  The Catholic
   Large-Cap
   Growth Fund

-  The Catholic
   Disciplined Capital
   Appreciation Fund

-  The Catholic
   Money Market Fund

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     The Catholic Funds
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 2 PRESIDENT'S LETTER

 4 FRATERNALISM UP CLOSE

   FUND SPOTLIGHTS
 6 The Catholic Equity Income Fund
 8 The Catholic Large-Cap Growth Fund
10 The Catholic Disciplined Capital Appreciation Fund
12 The Catholic Money Market Fund

   SCHEDULES OF INVESTMENTS
13 The Catholic Equity Income Fund
19 The Catholic Large-Cap Growth Fund
23 The Catholic Disciplined Capital Appreciation Fund
35 The Catholic Money Market Fund

37 STATEMENTS OF ASSETS AND LIABILITIES

38 STATEMENTS OF OPERATIONS

40 STATEMENTS OF CHANGES IN NET ASSETS

42 NOTES TO FINANCIAL STATEMENTS

47 FINANCIAL HIGHLIGHTS

51 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

53 A NOTE ON FORWARD-LOOKING STATEMENTS

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PRESIDENT'S LETTER
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(PHOTO)

NOVEMBER 6, 2000
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Dear Fellow Shareholder:

I am delighted to share with you our annual report to shareholders. The end of this fiscal period, September 30, 2000, marked the 17-month anniversary of The Catholic Funds. I am proud of the acceptance our Funds have received and continue to believe that Catholic values can be implemented into our investment decisions as well as our daily lives.

The Economy

The U.S. economy continues to do quite well. Inflation remains under control and unemployment continues to be low. The government is running a surplus and is projected to remain in surplus for the next few years. There are some sore spots, however. While the United States has managed to cope with the spike in energy prices, the rest of the world, Europe in particular, has witnessed scenes from out of the 1970s, with long lines at gas pumps and consumers protesting high prices. Because so many U.S. companies conduct at least some of their business overseas, $30 per barrel oil prices, a sagging Euro and the strong dollar have affected corporate earnings here.

The Markets

The key word remains volatility. The predicted "dot com" bubble bursting came to pass. The hardest hit were the business-to-consumer websites. While many of these companies employed talented people and may well have had valid concepts, they often went public before they had earnings and profits. When retail investors, having a shorter time horizon than venture

The Catholic Funds

                                                                   877/222-2402

capitalists, began to ask about results and the initial hype surrounding public offerings wore off, these companies found it difficult to raise the funds necessary to continue operations. Thus, their stock prices declined dramatically. Many established traditional companies also confronted investor impatience when earnings and profits did not meet often overly optimistic expectations. An example of how this environment can affect the market: an earnings report that may have only met expectations could cost a company 10% or more in stock price. Under these conditions, it is entirely possible that some market indexes will see their first annual losses in many years.

The Funds

Please be aware that it is not reasonable to expect year-after-year performance gains of over 20%, as most of us enjoyed in the late 1990s. Lowering our expectations may require that we invest more in IRAs, 401(k) plans or college savings accounts in order to reach our goals. I strongly recommend that you review your portfolio with your professional adviser to analyze your goals and assumptions so you can ensure you are utilizing the best strategy for achievement.

You will find detailed performance information on each of our Funds on the following pages. I am certain you will benefit from the time spent reading this document. All of us at The Catholic Funds thank you for your trust and confidence.

Best regards,

/s/Allan G. Lorge

Allan G. Lorge
President
The Catholic Funds

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JOIN HANDS DAY
A Fraternal Idea Whose Time Has Also Come
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                                 (PHOTO)

     Youth and adult members of Catholic
             Knights Branch 132-Shawano,
 Wisconsin, participate in a Habitat for
   Humanity build to mark Join Hands Day
                                   2000.

                                 (PHOTO)

             Catholic Order of Foresters
     Cardinal Stritch Court 1993 members
   donate books and bikes to the Perfect
    Attendance and Kids to Read programs
    sponsored by Chicago Fire Department
Engine 16 and Ambulance 35 firefighters.

In our 100+ years of existence, fraternal benefit societies in America have done many great things to touch the lives of our members and the communities in which they live. One example is our involvement with Habitat for Humanity. We have contributed over $14 million in cash to purchase materials and thousands of volunteer labor hours to construct 3,161 homes. Although we had been proud of our past endeavors, the desire was there to do more.

At the annual convention of the National Fraternal Congress held in September 1999 in Washington DC, fraternal benefit societies agreed to launch a special nationwide day of caring. Our overall goal was to do something a little different by mobilizing America's youth to partner with adults in very special undertakings.

And on June 17, 2000, the first Join Hands Day was born. This program enabled and mobilized youth and adults to join hands to touch lives in communities across America. Under the sponsorship of fraternal benefit societies and the Points of Light Foundation, this first day of service attracted more than 50,000 volunteers. Not only did we carry out great projects, the efforts resulted in a tremendous cohesion of youth and adults partnering, sharing and learning about each other. In fact, Join Hands Day is the only day on the national calendar specifically targeted toward developing youth and adult relationships through neighborhood volunteering.

Catholic Knights had 36 branches participate in this great event. Of important significance is that 422 youth partnered with 271 adults; almost a 2 to 1 ratio! The Points of Light Foundation recognized the top 10 fraternals for their Join Hands Day initiative. Catholic Knights Branch 720 of New Ulm, Minnesota was one of the 10 fraternal lodges to receive national honors. They received a plaque and $1,000.

The Catholic Funds

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Catholic Order of Foresters linked its Join Hands Day efforts with two innovative programs sponsored by the Chicago firemen. One, Perfect Attendance, monitors students for attendance, grades and conduct. At the end of the school year, students from Hartigan School were eligible for recognition and a bicycle. The other program, Kids to Read, encourages adults to donate books to the school library. The overall result has meant an increase in attendance at the school in addition to an assurance that these students have the necessary school supplies to make the most of their educational opportunities.

Catholic Knights of America took this special day as an opportunity to bring youth together with their local nursing home residents. Since Join Hands Day fell on the same weekend as their National Triennial Convention, the society was able to get their attending members, delegates, officers and trustees involved in the effort by visiting three facilities there. They were able to facilitate bingo games, serve refreshments and help put the youth at ease in visiting with the residents. The scene was similar nationwide. Not only were nursing home residents grateful for the visits, youth across the country were able to tap a spring of information and memories from seniors.

The future of Join Hands Day looks bright. It truly is a fraternal idea whose time has also come! -

The three fraternals whose activities are described, own Catholic Financial Services Corporation, the adviser and distributor for The Catholic Funds.

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WHAT'S IN IT FOR YOU?
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BENEFITS FOR YOUNG PEOPLE                BENEFITS FOR ADULTS

- Make important decisions about         - Learn how to work effectively
  problems affecting your community.       with young people.
- Do something good for others.          - Gain satisfaction by solving
- Develop leadership, communication        problems and helping others.
  and organization skills.               - Grow through a new and important
- Be respected for what you know and       experience.
  how it can improve your neighborhood.  - Stand with friends for what is right for people where you live.

BENEFITS FOR CLUBS & ORGANIZATIONS       BENEFITS FOR COMMUNITIES

- Increase member commitment.            - Solve neighborhood problems.
- Meet and educate potential members.    - Develop youth and adult
- Build a stronger program.                leadership.
- Show you care and make a difference.   - Connect diverse groups of people.
                                         - Decrease citizen isolation and
                                           fear.
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The Catholic Equity
Income Fund
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         (PHOTO)
      Curtiss M.
Scott, Jr., CFA,

       Portfolio
         Manager

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     NAV PER SHARE....$9.78....TOTAL NET ASSETS....$3,900,945....NUMBER OF
                               HOLDINGS....59....
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MANAGEMENT
----------

Todd Investment Advisors, Inc. of Louisville, Kentucky is the sub-adviser for The Catholic Equity Income Fund. Todd was founded in 1967 and manages about $3 billion in public and private accounts. It combines bottom-up and top-down techniques and the focus of its work is valuation. It compares price to intrinsic value in seeking to identify companies with the greatest potential for price appreciation. It also pays close attention to discovering early changes in earnings momentum as well as other factors that could lead to the unlocking of shareholder value. The portfolio manager is Curtiss M. Scott, Jr. Curt is a Chartered Financial Analyst and a 22-year veteran of the investment business.

? 1. The Fund just finished its first full fiscal year. What factors were responsible for the performance of the Fund and how did this performance compare to the market generally?

The Fund returned 3.4% on net asset value for this fiscal year, versus 13.3% for the S&P 500R Index, an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. All of the underperformance occurred in the final quarter of 1999 when the S&P 500 rose 14.9% and the Fund increased 5.9%.

The lagging performance may be traced to two factors: (1) the underweighting of the portfolio in technology stocks and (2) our relative value-oriented investment style. The dramatic outperformance of technology persisted through the first few months of this year, but, starting in April, a significant correction began in the technology sector and the value investment style rebounded.

2. Over the past 12 months you have had both individual success stories and some that were less than successful. Could you discuss examples?

A stock that was quite successful over the past fiscal year came from the unlikely real estate sector. Spieker Properties, based in California, is one of the largest owners and operators of office and industrial properties in the Western United States. Supply constraints in the market were the main engine driving superior earnings growth and the price of the stock increased 50% over the past fiscal year. Spieker generated some of the highest rental rate increases within the office group, due in large part to the heavy concentration in the Silicon Valley and San Francisco Bay markets.

A stock that did not work out well was Lucent Technologies. Lucent, a telecom equipment supplier, and its competitors all came under pressure during the past six months, reacting to concerns regarding optical spending by carriers. Lucent not only felt the pressure of this slowdown, but also experienced execution problems with its own product lines. The company has been jettisoning portions of its business that it does not want to be in over the long term. But, to date, Wall Street remains unimpressed, believing the company has fallen behind the technology curve relative to firms like Nortel Networks and JDS Uniphase. This position was sold shortly after the end of the fiscal year.

The Catholic Funds

                                                                  877/222-2402

3. It seems that dividend payments have taken a backseat to stock buybacks at many companies. What effect has this had on equity income funds and will emphasis revert to dividends in the future?

In general, dividends are always forgotten during a market mania. However, market history tells us that fully half of the market's 10.5% total return since 1920 has come from dividends. At present, tax laws encourage corporations to take actions that enhance capital gains, which are taxed at a lower rate than dividends for which ordinary income tax rates apply. The differential between the capital gains rate and the ordinary income tax rate is at its highest ratio ever. Consequently, barring some legislative change in tax law favoring dividends, it is unlikely that corporations will change their policy. Our cynical side also suggests to us that buybacks allow companies to "fuzz up" the dilutive effects of stock options. Accordingly, this is another reason to continue the practice of buying back shares.

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VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
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             THE CATHOLIC EQUITY INCOME FUND        S&P 500<F1>

3-MAY-99     $9,600                                 $10,000
30-SEP-99     9,210                                   9,660
30-SEP-00     9,522                                  10,943


<F1> An unmanaged index comprised of 500 common stocks representative of the stock market as a whole.

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TOTAL RETURN - ANNUALIZED                  SEPTEMBER 30, 2000
---------------------------------------------------------------

                     On Net Asset Value   On Offering Price<F1>
One Year:                  3.38%                 -0.78%
Since Inception 5/3/99:    -0.58%                -3.42%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

<F1> Total return calculation reflects a maximum sales load of 4.00%.

(PIE CHART)

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SECTOR BREAKDOWN
----------------

Technology.................17%
Financials..................17
Consumer Non-Cyclicals.......9
Utility......................9
Consumer Cyclicals...........7
Commercial Services..........6
Corporate Bonds..............6
Energy.......................5
Industrials..................5
Health Care..................5
Cash & Cash Equivalents......4
Telecommunications...........4
Consumer Services............3
Basic Materials..............2
Transportation...............1


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TOP 5 COMMON STOCK HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE                                        SEPTEMBER 30, 2000
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                                                                                                   % of Total Net Assets
KIMBERLY-CLARK CORPORATION                                                                                          3.4%
World's top maker of personal paper products, including Kleenex and Scott
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DUKE ENERGY CORPORATION                                                                                              3.3
Provides electricity to two million people; also moves natural gas through 11,500 miles of pipeline that stretch from the Gulf Coast to the northeastern United States
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GENERAL ELECTRIC COMPANY                                                                                             3.1
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment
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ABBOTT LABORATORIES                                                                                                  3.0
One of the top U.S. health care and pharmaceutical producers
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MICROSOFT CORPORATION                                                                                                2.9
Dominant developer of computer operating systems and applications software


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THE CATHOLIC LARGE-CAP GROWTH FUND
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        (PHOTO)
  John S. Dale,
 CFA, Portfolio
        Manager

        (PHOTO)
        Gary E.
      Nussbaum,
 CFA, Portfolio
        Manager

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     NAV PER SHARE....$13.12....TOTAL NET ASSETS....$6,374,327....NUMBER OF
                               HOLDINGS....36....
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MANAGEMENT
----------

Peregrine Capital Management, Inc. of Minneapolis is the sub-adviser to the Fund. Peregrine was founded in 1984 and is an independently operated subsidiary of Wells Fargo. It is organized on the premise that small teams of experienced professionals can deliver superior investment results. It currently manages over $6 billion in public funds and private accounts. It manages The Catholic Large-Cap Growth Fund by concentrating on companies with sustainable earnings growth. It confirms its research by visits to over 150 companies per year. The result is a portfolio with between 30 to 50 companies.<F1> The portfolio managers are John
S. Dale and Gary E. Nussbaum. They are both senior vice presidents and have been portfolio managers with Peregrine for 13 and 10 years, respectively. They are also Chartered Financial Analysts.

<F1> This small number may result in more
     day-to-day volatility than other funds.

? 1. The Fund just finished its first full fiscal year. What factors were responsible for the performance of the Fund and how did this performance compare to the market generally?

The Fund performed quite well versus the market. Performance was driven predominantly by the portfolio's strong underlying fundamentals. The companies in the portfolio produced average earnings gains in excess of 30% over the past 12 months-well in excess of the style's 22% long-term average. The S&P 500R Index, an unmanaged index comprised of 500 common stocks representative of the stock market as a whole, also produced earnings gains well above average (20% eps growth versus the 6%-8% long-term average), but this was pale in comparison to our portfolio. Importantly, a vast majority of the portfolio holdings exhibited outstanding fundamentals and performed better than the market averages. As a result, portfolio turnover was lower than average (11% versus our 20% long-term average) and much lower than the typical mutual fund. Returns were spread across a wide variety of holdings including EMC Corporation, Paychex, Nokia and Goldman Sachs.

2. The Fund returned 34.15% on net asset value for this fiscal year. Should investors be looking to lower their expectations for the next 2 to 3 years?

Investors should reduce their expectations over the next several years. After a dismal period of stock market returns during the 1970s, investors have enjoyed above-average "catch-up" returns over the 1980s and 1990s. Outstanding equity returns were driven both by solid earnings growth and rising price-to-earnings ratios. As interest rate and inflation expectations continued to fall over the past two decades, investors were willing and able to pay higher valuations per unit of earnings.

This "catch-up" period is over and we do not expect further price-to-earnings ratio expansion for the general equity market or for growth stocks. We also do not expect a significant reduction in price-to-earnings ratios. Capital appreciation will once again be driven predominantly by underlying earnings gains. Earnings gains will also correlate more closely with underlying sales growth. S&P 500 earnings gains will likely average 6%-8%, producing comparable long-term S&P 500 investment returns (plus 1%-2% in dividend yield). In order to receive superior investment returns, investors will need to identify companies that can sustain higher than average sales and earnings gains for a long time, selling at attractive valuations. These are exactly the types of companies we seek to identify.

The Catholic Funds

                                                                    877/222-2402

3. The Securities and Exchange Commission recently enacted Fair Disclosure rules regarding dissemination of information by company executives. How will this affect both your own analysis process as well as the manner in which other investment professionals gather information?

The truth is that most companies have been operating under these fair disclosure rules for quite some time. A few instances of "unfair" disclosure have resulted in the formal enactment of the SEC rules. It is too early to tell if there will be any significant changes in the way most companies disseminate information. However, we suspect the changes will be relatively minor, other than heightened awareness. Our own analysis is based more on the very long-term, strategic issues facing growth company managements. We talk with managements in order to formulate our very long-term growth and profitability expectations-not to gain an information edge on the state of current operations. Some investors looking to gain this short-term information advantage may find it more difficult under these enacted rules.

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VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
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             THE CATHOLIC LARGE-CAP GROWTH FUND        S&P 500<F1>

3-MAY-99     $ 9,600                                   $10,000
30-SEP-99      9,389                                     9,660
30-SEP-00     12,595                                    10,943

<F1> An unmanaged index comprised of 500 common stocks representative of the stock market as a whole.

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TOTAL RETURN - ANNUALIZED                       SEPTEMBER 30, 2000
------------------------------------------------------------------

                          On Net Asset Value  On Offering Price<F1>
-------------------------------------------------------------------

One Year:                       34.15%                28.75%
From Inception 5/3/99:          21.24%                17.66%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

<F1> Total return calculation reflects a maximum sales load of 4.00%.

(PIE CHART)

----------------
SECTOR BREAKDOWN
----------------

Technology.................24%
Financials..................19
Commercial Services.........16
Health Care.................16
Consumer Cyclicals...........9
Industrials..................6
Telecommunications...........6
Consumer Non-Cyclicals.......2
Energy.......................1
Cash & Cash Equivalents......1

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TOP 5 HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE                                  SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------
                                                                                % of Total Net Assets

CISCO SYSTEMS, INC...............................................................................7.4%
Controls more than three-quarters of the global market for products that link networks and power the internet
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AMERICAN INTERNATIONAL GROUP, INC.................................................................5.5
One of the world's largest insurance firms with operations in 130 countries
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SOLECTRON CORPORATION.............................................................................5.4
Provides integrated manufacturing services to an array of technology companies
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THE GOLDMAN SACHS GROUP, INC......................................................................5.4
A leader in global investment banking; one of the top U.S. IPO underwriters
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THE CHARLES SCHWAB CORPORATION....................................................................5.3
Provides financial services; its eSchwab is a leading online trader


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THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
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        (PHOTO)
        Timothy
       Connors,
      Certified
      Financial
        Analyst

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     NAV PER SHARE....$10.95....TOTAL NET ASSETS....$4,671,129....NUMBER OF
                              HOLDINGS....134....
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MANAGEMENT
-----------

Vantage Investment Advisors, Inc., the sub-adviser to The Catholic Disciplined Capital Appreciation Fund is a U.S. domestic equity manager with over $9 billion in assets under management for a diverse client base, including pension plans, endowments, foundations, insurance companies, religious organizations and individuals. It believes consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above-average earnings potential. It selects securities based upon objective information and utilizes both growth and value criteria such as the price/earnings (P/E) ratio, dividend yield and earnings momentum. This analysis is facilitated by a proprietary computer system. The portfolio is managed by a committee of professionals comprised of Vantage Investment personnel. The questions were answered by Timothy Connors, CFA, a member of the committee.

? 1. The Fund just finished its first full fiscal year. What factors were responsible for the performance of the Fund and how did this performance compare to the market generally?

The Fund performed well over the last year compared to the market. Performance was consistent with the investment philosophy of the Fund, which is to seek to consistently generate moderate amounts of excess return to the benchmark in a risk-controlled fashion. When implemented successfully, the philosophy produces excess return from good stock selection, while risk is controlled by limiting the size of the over or underweight positions taken at both the sector and individual stock level. The sectors that contributed positively to performance were the energy and defense sectors, where the Fund was slightly overweighted versus the S&P 500R Index, an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. The Fund also benefited from being slightly underweighted in the basic materials sector as this sector underperformed the broad market.

2. During the past year you had your investment successes as well as a few you may wish you could do over. Could you take one or two examples of each and relate how your quantitative portfolio model was involved and what it did and did not do?

Corning (GLW) and SBC Communications (SBC) are two stocks that performed well for the Fund this year. Both are examples of stocks that were identified as attractive by our quantitative model owing to the ongoing momentum in their businesses and their relatively cheap valuation compared to other alternatives in their respective sectors. GLW performed well as new products in its optical fiber business achieved rapid acceptance in the market and as investors accorded a higher multiple to the company as its growth accelerated. SBC was the only one of the regional operating telecommunications companies that saw strong stock price performance during the year. SBC's rapidly growing wireless and DSL businesses were principally responsible for the company's ability to report good earnings progress that, in turn, led to good upside in the stock.

Microsoft is a stock that did not perform well for the Fund despite attractive valuation. Our model correctly saw the stock as being cheap from a statistical perspective. What our model did not anticipate, however, was the adverse ruling that the company received in its anti-trust dispute with the Department of Justice and the decline in the company's stock price as a result of the unfavorable ruling.

The Catholic Funds

                                                                    877/222-2402

3. Vantage recently moved its operations to Philadelphia. How will this affect the Fund?

We believe this move offers us the ability to leverage significant additional resources. In each of the primary areas where we provide value--quantitative skills, fundamental research, client service and administrative support-the move to Philadelphia will enable us to continue to perform these important functions in a significantly enhanced way. With a six-person investment team dedicated to the Fund, we are able to continue the important work of improving the quantitative model used to generate excess return opportunities. The research capability of our investment manager is particularly important for the Fund. With 12 investment professionals organized to do fundamental research on a sectoral basis, our investment managers will be able to significantly improve the depth and breadth of the fundamental inputs to the process. Administrative and back office capabilities are also significantly enhanced by the move to Philadelphia.

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VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
---------------------------------------------------------------

            THE CATHOLIC DISCIPLINED CAPITAL
                  APPRECIATION FUND                 S&P 500<F1>

3-MAY-99    $ 9,660                                 $10,000
30-SEP-99     9,302                                   9,660
30-SEP-00    10,527                                  10,943

<F1> An unmanaged index comprised of 500 common stocks representative of the stock market as a whole.

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TOTAL RETURN - ANNUALIZED                    SEPTEMBER 30, 2000
---------------------------------------------------------------
                     On Net Asset Value    On Offering Price<F1>

---------------------------------------------------------------
One Year:                  13.16%                   8.67%
From Inception 5/3/99:      6.75%                   3.66%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

<F1> Total return calculation reflects a maximum sales load of 4.00%.

(PIE CHART)

----------------
SECTOR BREAKDOWN
----------------

Technology..................... 27%
Financials.......................15
Consumer Non-Cyclicals...........13
Health Care......................10
Industrials.......................9
Consumer Cyclicals................7
Energy............................7
Telecommunications................7
Utility...........................2
Basic Materials...................1
Cash & Cash Equivalents...........1
Transportation....................1


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TOP 5 HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE                                                            SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          % of Total Net Assets

GENERAL ELECTRIC COMPANY...................................................................................................3.3%
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products and is a major presence in financial services
--------------------------------------------------------------------------------------------------------------------------------
CISCO SYSTEMS, INC...........................................................................................................3.2
Controls more than three-quarters of the global market for products that link networks and power the internet
--------------------------------------------------------------------------------------------------------------------------------
EMC CORPORATION..............................................................................................................2.5
#1 maker of mainframe computer disk memory hardware and software
--------------------------------------------------------------------------------------------------------------------------------
MICROSOFT CORPORATION........................................................................................................2.1
Dominant developer of computer operating systems and applications software
--------------------------------------------------------------------------------------------------------------------------------
CORNING, INC.................................................................................................................1.9
One of the world's top makers of fiber-optic cable, which it invented more than 20 years ago


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THE CATHOLIC
MONEY MARKET FUND
-------------------------------------------------------------------------------

(PHOTO)
Jay N. Mueller,
CFA, Portfolio
Manager

    -----------------------------------------------------------------------
     NAV PER SHARE....$1.00....TOTAL NET ASSETS....$11,020,977....NUMBER OF
                               HOLDINGS....28....
    -----------------------------------------------------------------------

MANAGEMENT
-----------

Strong Capital Management, Inc. is an active international and domestic equity and fixed-income manager located in Menomonee Falls, Wisconsin. It advises a mutual fund family, Strong Funds, and provides other investment services with over $38 billion in individual and institutional assets. The portfolio manager, Jay N. Mueller, CFA, joined Strong in September 1991 as a securities analyst and portfolio manager. He also serves as Strong's chief economist. Jay received his B.A. in Economics in 1982 from the University of Chicago and is a Chartered Financial Analyst. In addition to The Catholic Money Market Fund, he manages several other money market funds for Strong. He emphasizes the top-down analysis of the economy, interest rates, and the supply of and demand for credit.

From the Adviser

The Fed made the last (at least as of this writing) of its monetary tightening moves by boosting the Fed Funds rate by 50 basis points to 6 1/2% on May 16. Since that date, they have left rates unchanged. That move had an immediate effect on rates for other short-term instruments, such as commercial paper, demand notes and negotiable bank CDs. Rates on 45-day prime commercial paper moved from an average of 6% at the end of March to 6.5% by mid-May, mirroring the Fed's move. The Catholic Money Market Fund moved from a 7-day current yield of 5.15% and a 7-day effective yield of 5.25% on March 30 to 5.81% and 5.98%, respectively at the end of June. Since the end of June, "flat-lined" is the best way to describe the behavior of short-term interest rates. The Fed has taken no action since May when it last raised the Fed Funds rate to 6.50%. It felt confident that the economy was moving toward a soft landing - a non-inflationary slowing of economic growth - without any further credit tightening or easing actions necessary.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------------------------------------
 MONEY RATES<F2> SEPTEMBER 30, 2000
------------------------------------

 The Catholic Money Market Fund
 30-Day Yield..............................5.72%

 National Average Six-Month
 Certificate of Deposit Rate<F1>...........5.17%

 National Average
 Bank Money Market<F1>.....................2.09%

 National Average Interest Checking<F1>....0.81%

<F1> Barron's

<F2> The yield on The Catholic Money Market Fund may go up or down on a daily basis. Certificates of deposit and other bank accounts and certificates are insured by the FDIC and may have rates of return that are guaranteed for a fixed period of time.

The Catholic Funds

                                                                   877/222-2402

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Schedule of Investments
AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND
-------------------------------------------------------------------------------

Common Stocks (90.8%)                           Shares        Market Value
-------------------------------------------------------------------------------

AEROSPACE (1.6%)
----------------
Honeywell International, Inc.                    1,750          $ 62,344
Formerly Allied Signal, Inc.; produces a wide variety of automated controls for the aerospace, automotive, pharmaceutical, fibers and plastics industries; may be purchased by GE.

                                               -------------------------------
                                               TOTAL              62,344
                                               -------------------------------

AIR TRANSPORTATION (0.9%)
-------------------------
Delta Air Lines, Inc.                              800            35,500
Provides air transportation in the U.S. and more than 30 other countries

                                               -------------------------------
                                               TOTAL              35,500
                                               -------------------------------

AUTOS & TRUCKS (1.0%)
---------------------
Ford Motor Company                               1,600            40,500
World's largest truck maker; #2 manufacturer of cars and trucks combined

                                               -------------------------------
                                               TOTAL              40,500
                                               -------------------------------
BANKING (6.7%)
--------------
Bank of America Corporation                      1,700            89,037
First coast-to-coast bank with about
11,500 branches globally

Bank One Corporation                             1,300            50,212
Super-regional bank with some 2,000
branches in 14 states



The Chase Manhattan Corporation                  1,350            62,353
Offers commercial, consumer and investment banking services globally

Wachovia Corporation                             1,050            59,522
Southeastern interstate bank holding
company offering consumer and corporate
banking services

                                               -------------------------------
                                               TOTAL             261,124
                                               -------------------------------

COMPUTER PRODUCTS & SERVICES (9.4%)
----------------------------------
Computer Associates International, Inc.          1,300            32,744
Offers software products including data access and network management tools

Computer Sciences Corporation<F1>                1,400           103,950
Among the world's leaders in information technology consulting, systems integration and outsourcing to global industries and government agencies

Hewlett-Packard Company                            600            58,200
#3 computer company; provides computers, imaging and printing peripherals, software and related services

Microsoft Corporation<F1>                        1,900           114,594
Dominant developer of computer operating systems and applications software

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND

Common Stocks (90.8%)                           Shares        Market Value
------------------------------------------------------------------------------

SunGard Data Systems, Inc.<F1>                   1,300          $ 55,656
Computer services and software company

                                               -------------------------------
                                               TOTAL             365,144
                                               -------------------------------

COSMETICS & TOILETRIES (3.4%)
----------------------------
Kimberly-Clark Corporation                       2,350           131,159
World's top maker of personal paper
products, including Kleenex and Scott

                                               -------------------------------
                                               TOTAL              131,159
                                               -------------------------------

DRUGS & MEDICAL SUPPLIES (7.9%)
-------------------------------
Abbott Laboratories                              2,500           118,906
One of the top U.S. health care and
pharmaceutical producers

Cardinal Health, Inc.                            1,100            97,006
Large U.S. wholesaler of pharmaceuticals, and surgical and hospital supplies

Merck & Company, Inc.                            1,250            93,047
#1 drug maker in the U.S.; one of the world's largest prescription drug companies

                                               -------------------------------
                                               TOTAL             308,959
                                               -------------------------------

ELECTRICAL EQUIPMENT (5.2%)
---------------------------
Emerson Electric Company                         1,200            80,400
Offers appliances, tools, electronics,
telecommunications products, industrial
automation and HVAC components for the
commercial and industrial sectors

General Electric Company                         2,100           121,144
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment

                                               -------------------------------
                                               Total             201,544
                                               -------------------------------

ELECTRONICS (5.4%)
------------------
Agilent Technologies, Inc.<F1>                     750            36,703
Formerly part of Hewlett Packard; manufactures test and measurement instruments and chemical analysis, semiconductor and health care products

Applied Materials, Inc.<F1>                        400            23,725
World's top maker of the complex manufacturing equipment used in semiconductor factories

Flextronics International Ltd.<F1>                 800            65,700
One of the world's leading providers of
contract electronics manufacturing services

Intel Corporation                                2,000            83,125
Worldwide dominant microprocessor developer and manufacturer

                                               -------------------------------
                                               TOTAL             209,253
                                               -------------------------------

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND

Common Stocks (90.8%)                           Shares        Market Value
------------------------------------------------------------------------------


ENERGY SERVICES  (6.4%)
-----------------------
Duke Energy Corporation                          1,500         $ 128,625
Provides electricity to two million people;
also moves natural gas through 11,500 miles of pipeline that stretch from the Gulf Coast to the northeastern U.S.

KeySpan Corporation                              1,100            44,138
Brings natural gas to 1.6 million customers in New York; manages electricity service for about 1.1 million customers; involved in gas exploration, production, engineering and construction

TECO Energy, Inc.                                2,700            77,625
Holding company for Tampa Electric; has
subsidiaries in unregulated businesses

                                               -------------------------------
                                               TOTAL             250,388
                                               -------------------------------

FINANCIAL SERVICES (11.0%)
--------------------------
Fannie Mae                                       1,200            85,800
A public company whose existence is mandated by the U.S. government; its purpose is to provide liquidity in the mortgage market

H & R Block, Inc.                                  700            25,944
In addition to its tax operations in the U.S., Canada, Australia and the UK, it provides mortgage services, financial planning, investment advice and accounting

Household International, Inc.                    1,000            56,625
Through its subsidiaries, provides co-branded and private-label credit cards, and other financing

MBIA, Inc.                                         800            56,900
Holding company for Municipal Bond Investors
Assurance Corp., the U.S.' s leading financial guarantor for state and local governments, nonmunicipal issuers and financial institutions

MBNA Corporation                                 2,200            84,700
World's third-largest issuer of credit and the leading issuer of affinity cards



MGIC Investment Corporation                      1,300            79,463
Parent company of Mortgage Guaranty Insurance, the leading provider of private mortgage insurance to lenders

PNC Financial Services Group                       600            39,000
Its banking subsidiaries offer consumer and corporate banking through more than 700 branches

                                               -------------------------------
                                               TOTAL             428,432
                                               -------------------------------

FOOD & BEVERAGE (5.1%)
----------------------
Anheuser-Busch Companies, Inc.                   2,700           114,244
World's largest brewer; also operates theme parks and water parks

Safeway Inc.<F1>                                 1,800            84,037
Food retailer with over 1,500 stores located throughout the U.S. and Canada

                                               -------------------------------
                                               TOTAL             198,281
                                               -------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND

Common Stocks (90.8%)                           Shares        Market Value
------------------------------------------------------------------------------

INSURANCE (2.7%)
----------------
CIGNA Corporation                                1,000         $ 104,400
A multiline insurance and financial
services company

                                               -------------------------------
                                               TOTAL             104,400
                                               -------------------------------

OIL (8.2%)
----------
BP Amoco Plc, ADR                                1,148            60,844
World's #3 integrated oil company; largest U.S.
oil and gas producer

Burlington Resources, Inc.                       1,000            36,813
Largest independent oil and gas company in the
U. S. (in terms of proved reserves); #4
producer of natural gas in North America

Coastal Corporation                              1,500           111,187
Diversified energy company involved in natural gas, petroleum, chemicals, power plants and trucking

Conoco, Inc., Class A                            1,300            33,963
Integrated oil and gas company, exploring for petroleum in 15 countries

Texaco, Inc.                                     1,500            78,750
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities

                                               -------------------------------
                                               TOTAL             321,557
                                               -------------------------------

PAPER PRODUCTS (1.6%)
---------------------
Willamette Industries, Inc.                      2,300            64,400
Owns more than 100 pulp, paper and other wood-product manufacturing plants

                                                ----------------------------
                                                TOTAL            64,400
                                                ----------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.6%)
--------------------------------------------
Archstone Communities Trust                      2,000            49,125
Second-largest apartment real estate investment trust in the United States

First Industrial Realty Trust, Inc.              1,800            55,350
Real estate investment trust that acquires, develops and manages industrial real estate

Mack-Cali Realty Corporation                     1,500            42,281
Real estate investment trust that owns, leases and manages office buildings

Simon Property Group, Inc.                         800            18,750
U.S.'s largest owner of malls; owns, develops or manages more than 240 properties and gained paired-share status after buying Corporate
Property Investors in 1998

Spieker Properties, Inc.                           950            54,684
Real estate investment trust that owns about
40 million sq. ft. of industrial, office and retail space

                                               -------------------------------
                                               TOTAL              220,190
                                               -------------------------------

     The accompanying Notes to Financial Statements are an integral part of this schedule.
The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND

Common Stocks (90.8%)                           Shares        Market Value
------------------------------------------------------------------------------

RETAIL (3.5%)
-------------
Dollar General Corporation                       3,281          $ 54,957
Chain of about 4,000 discount stores in 24 midwestern and southeastern states

Target Corporation                               3,200            82,000
Formerly Dayton Hudson; operates 1,200-plus stores in three formats: Target, a discount chain; Mervyn's California, mid-range department stores; Dayton's, Hudson's and
Marshall Field's, upscale department stores

                                               -------------------------------
                                               TOTAL            136,957
                                               -------------------------------

TELECOMMUNICATIONS (5.2%)
-------------------------
Lucent Technologies, Inc.                        1,100            33,619
Leading maker of telecom equipment and software, including business communications systems, switching and transmission equipment, and wire-less networks

SBC Communications, Inc.                         1,100            55,000
#2 local phone company in the United States

Sprint Corporation                               2,200            64,487
#1 non-Baby Bell local-service phone company, with more than 8 million lines in 18 states;
Sprint's FON Group handles these businesses and Sprint's PCS Group provides digital wireless PCS service throughout the
United States

Verizon Communications                           1,037            50,230
Serves more than 23 million local phone
customers; offers long-distance cellular and PCS phone service, consumer Internet access and related services

                                               -------------------------------
                                               TOTAL             203,336
                                               -------------------------------

                 -------------------------------------------------------------
                 TOTAL COMMON STOCKS (COST $3,599,680)         3,543,468
                 -------------------------------------------------------------

                                             Principal
Fixed-Income Investments (3.7%)                 Amount      Market Value
------------------------------------------------------------------------------

CORPORATE INVESTMENTS (3.7%)
----------------------------
Atlantic Richfield Company, 5.90%, 4/15/09    $ 25,000          $ 23,256
Bank of America Corporation, 7.75%, 7/15/02     50,000            50,666
Jones Apparel Group, 7.875%, 6/15/06            25,000            23,593
Lexmark International Group, Inc.,
   6.75%, 5/15/08                               25,000            23,088
Nielsen Media Research, 7.60%, 6/15/09          25,000            24,416
                 -------------------------------------------------------------
                 TOTAL FIXED-INCOME INVESTMENTS (COST $148,027)  145,019
                 -------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                               THE CATHOLIC EQUITY INCOME FUND

                                              Principal
Short-Term Investments (5.8%)                   Amount      Market Value
------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (5.8%)
---------------------------------
Sara Lee Corporation, 6.22%                   $ 93,958          $ 93,958
Wisconsin Corporate Central Credit
  Union, 6.29%                                 132,334           132,334
                 -------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $226,292)    226,292
                 -------------------------------------------------------------

                 -------------------------------------------------------------
                 TOTAL INVESTMENTS (100.3%) (COST $3,973,999)  3,914,779
                 -------------------------------------------------------------

                 -------------------------------------------------------------
                 LIABILITIES, LESS OTHER ASSETS (-0.3%)         (13,834)
                 -------------------------------------------------------------

                 -------------------------------------------------------------
                 TOTAL NET ASSETS (100.0%)                   $3,900,945
                 -------------------------------------------------------------

<F1>  Non-income producing
ADR - American Depository Receipt
Plc - Public Limited Company

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments
AS OF SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                                            THE CATHOLIC LARGE-CAP GROWTH FUND
------------------------------------------------------------------------------

Common Stocks (98.8%)                           Shares        Market Value
------------------------------------------------------------------------------

BANKING (1.4%)
--------------
State Street Corporation                           700          $ 91,000
Institutional investor services and investment management firm

                                               -------------------------------
                                               TOTAL              91,000
                                               -------------------------------

BUSINESS SERVICES (6.1%)
------------------------
Cintas Corporation                               2,500           108,906
Designs, makes, rents and sells uniforms in the U.S. and Canada

Paychex, Inc.                                    5,225           274,312
Processes the payrolls of some 300,000
clients

                                               -------------------------------
                                               TOTAL             383,218
                                               -------------------------------

COMPUTER PRODUCTS & SERVICES (23.1%)
------------------------------------
America Online, Inc.<F1>                         2,000           107,500
World's #1 provider of online services; its pending agreement to buy entertainment giant
Time Warner will make the company #1 in most things media

Cisco Systems, Inc.<F1>                          8,500           469,625
Leading provider of high-performance
products used to build wide area networks

DST Systems, Inc.<F1>                              800            94,000
Provides information processing services and computer software products and services to mutual funds, insurance companies and banks

EMC Corporation<F1>                              3,100           307,288
#1 maker of mainframe computer disk memory hardware and software

Microsoft Corporation<F1>                        4,900           295,531
Dominant developer of computer operating systems and applications software

Oracle Corporation<F1>                           2,100           165,375
Leading developer of database management systems software; its flagship database software runs on everything from notebooks to mainframes

SunGard Data Systems, Inc.<F1>                     800            34,250
Computer services and software company

                                               -------------------------------
                                               TOTAL           1,473,569
                                               -------------------------------

DATA PROCESSING (6.5%)
----------------------
Automatic Data Processing, Inc.                  2,100           140,438
The largest payroll and tax filing
processor in the world

First Data Corporation                           3,800           148,438
The U.S.' s largest third-party processor of credit card transactions

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                        THE CATHOLIC LARGE-CAP GROWTH FUND

Common Stocks (98.8%)                           Shares        Market Value
------------------------------------------------------------------------------

Fiserv, Inc.<F1>                                 2,100         $ 125,737
Provides check clearing, funds transfer, credit card administration and data processing outsourcing services to about 7,000 financial institutions

                                               -------------------------------
                                               TOTAL             414,613
                                               -------------------------------

DRUGS & MEDICAL SUPPLIES (13.3%)
--------------------------------
Cardinal Health, Inc.                              800            70,550
Large U.S. wholesaler of pharmaceuticals and surgical and hospital supplies

Medtronic, Inc.                                  6,150           318,647
World's #1 maker of implantable biomedical devices

Merck & Company, Inc.                            1,800           133,988
#1 drug maker in the U.S.; one of the world's largest prescription drug companies

Pfizer Inc.                                      7,200           323,550
Makes drugs and consumer health products

                                               -------------------------------
                                               TOTAL             846,735
                                               -------------------------------

ELECTRONICS (10.7%)
-------------------
Intel Corporation                                6,500           270,156
Worldwide dominant microprocessor developer and manufacturer

JDS Uniphase Corporation<F1>                       700            66,281
Products include laser subsystems and
equipment for fiber-optic telecommunications, signal processing and semiconductor wafer inspection

Solectron Corporation<F1>                        7,500           345,937
Provides integrated manufacturing services to an array of technology companies

                                               -------------------------------
                                               TOTAL             682,374
                                               -------------------------------

ENERGY SERVICES (0.6%)
----------------------
Schlumberger Limited                               500            41,156
One of the world's largest and most
diversified oil services firms

                                               -------------------------------
                                               TOTAL              41,156
                                               -------------------------------

FINANCIAL SERVICES (13.3%)
--------------------------
The Charles Schwab Corporation                   9,450           335,475
Provides financial services; its eSchwab is a leading online trader

The Goldman Sachs Group, Inc.                    3,000           341,813
A leader in global investment banking; one of the top U.S. IPO underwriters

T. Rowe Price Associates, Inc.                   3,600           168,975
Manages the proprietary T. Rowe Price Mutual
Funds; provides other asset management
services for individuals and institutions

                                               -------------------------------
                                               TOTAL             846,263
                                               -------------------------------

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

-------------------------------------------------------------------------------
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                          THE CATHOLIC LARGE-CAP GROWTH FUND

Common Stocks (98.8%)                           Shares        Market Value
------------------------------------------------------------------------------

FOOD & BEVERAGE (1.5%)
----------------------
The Coca-Cola Company                            1,700          $ 93,713
World's top soft-drink company

                                               -------------------------------
                                               TOTAL              93,713
                                               -------------------------------

HEALTH CARE SERVICES (2.4%)
---------------------------
IMS Health, Inc.                                 7,500           155,625
Leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries

                                               -------------------------------
                                               TOTAL             155,625
                                               -------------------------------

INSURANCE (5.5%)
----------------
American International Group, Inc.               3,637           348,015
One of the world's largest insurance firms with operations in 130 countries

                                               -------------------------------
                                               TOTAL             348,015
                                               -------------------------------

RETAIL (8.4%)
-------------
Costco Wholesale Corporation<F1>                 2,900           101,319
Largest wholesale club operator in the U.S.;
also operates internationally

Fastenal Company                                   700            40,338
Sells industrial and construction supplies in 600 stores

Home Depot, Inc.                                 5,600           297,150
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service

Staples, Inc.<F1>                                7,000            99,312
Sells office products, furniture, computers, and printing and photocopying services at more than 1,000 stores in the U.S., Canada, Germany and the UK

                                               -------------------------------
                                               TOTAL             538,119
                                               -------------------------------

TELECOMMUNICATIONS (6.0%)
-------------------------
Nokia Oyj, ADR                                   5,200           207,025
World's #1 mobile phone maker; headquartered in Finland

Telefonaktiebolaget LM Ericsson, ADR            11,900           176,269
Swedish telecommunications equipment maker; a leader in mobile phone sales

                                               -------------------------------
                                               TOTAL             383,294
                                               -------------------------------

               -------------------------------------------------------------
               TOTAL COMMON STOCKS (COST $4,989,742)           6,297,694
               -------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

-------------------------------------------------------------------------------
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND

                                                 Principal
Short-Term Investments (1.5%)                      Amount     Market Value
-------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (1.5%)
---------------------------------
American Family Financial Services, Inc., 6.24%  $ 2,682         $ 2,682
Sara Lee Corporation, 6.22%                       13,642          13,642
Wisconsin Corporate Central Credit Union, 6.29%   82,099          82,099
               -------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $98,423)        98,423
               -------------------------------------------------------------

               -------------------------------------------------------------
               TOTAL INVESTMENTS (100.3%) (COST $5,088,165)    6,396,117
               -------------------------------------------------------------

               -------------------------------------------------------------
               LIABILITIES, LESS OTHER ASSETS (-0.3%)           (21,790)
               -------------------------------------------------------------

               -------------------------------------------------------------
               TOTAL NET ASSETS (100.0%)                     $6,374,327
               -------------------------------------------------------------

<F1> Non-income producing
ADR - American Depository Receipt

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                    877/222-2402

------------------------------------------------------------------------------
Schedule of Investments
AS OF SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------

Common Stocks (99.8%)                            Shares        Market Value
------------------------------------------------------------------------------

AEROSPACE (0.4%)
----------------
The B.F. Goodrich Company                          500          $ 19,594
Leader in aerospace systems and services, and in specialty chemicals; it no longer makes tires

                                               -------------------------------
                                               TOTAL              19,594
                                               -------------------------------

AIR TRANSPORTATION (0.7%)
-------------------------
Delta Air Lines, Inc.                              400            17,750
Provides air transportation in the U.S.
and more than 30 other countries

UAL Corporation                                    400            16,800
Holding company for United Air Lines, the #1 air carrier in the world

                                               -------------------------------
                                               TOTAL              34,550
                                               -------------------------------

AUTOS & TRUCKS (0.4%)
---------------------
Ford Motor Company                                 798            20,199
World's largest truck maker; #2 manufacturer of cars and trucks combined

                                               -------------------------------
                                               TOTAL              20,199
                                               -------------------------------

BANKING (3.2%)
--------------
Charter One Financial, Inc.                      1,512            36,855
Holding company for Charter One Bank (among the top five U.S. thrifts)

The Chase Manhattan Corporation                    900            41,569
Offers commercial, consumer and investment banking services globally

Dime Bancorp, Inc.                               1,000            21,563
Holding company for Dime Savings Bank of
New York

Fleet Boston Corporation                           800            31,200
The U.S.' s #8 bank; operates about 1,250 branches in the Northeast

UnionBanCal Corporation                            800            18,650
Holding company for Union Bank of California, which operates globally

                                               -------------------------------
                                               TOTAL             149,837
                                               -------------------------------

CABLE TV (0.5%)
--------------
Comcast Corporation<F1>                            300            12,281
Operates cable communication systems; serves about 5.7 million subscribers in the U.S.

USA Networks, Inc.<F1>                             500            10,969
Operates USA Network, the Sci-Fi Channel and the
Home Shopping Network; produces TV shows; owns
TV stations and Ticketmaster

                                               -------------------------------
                                               TOTAL              23,250
                                               -------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                          THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


Common Stocks (99.8%)                           Shares        Market Value
------------------------------------------------------------------------------

CASINOS & HOTELS (0.5%)
-----------------------
Mandalay Resort Group<F1>                        1,000          $ 25,625
Owns 10 casino/hotels in Nevada, including
Mandalay Bay, Circus Circus, Excalibur
and Luxor in Las Vegas

                                               -------------------------------
                                               TOTAL              25,625
                                               -------------------------------

CHEMICALS (1.0%)
----------------
Dow Chemical Company                               900            22,444
World leader in the production of plastics, chemicals, hydrocarbons, herbicides and pesticides

The Lubrizol Corporation                           800            15,750
Makes fuel additives designed to control deposits and improve combustion; has
1,100 products marketed worldwide

W.R. Grace & Company<F1>                         1,400             9,625
Focuses on catalysts, construction materials, and coatings and sealants

                                               -------------------------------
                                               TOTAL              47,819
                                               -------------------------------

COMMUNICATIONS (2.3%)
---------------------
AT&T Corporation - Liberty Media
Corporation<F1> Operates cable,                    600            10,800
broadcast-television and satellite
networks worldwide

Broadwing Inc.<F1>                               1,200            30,675
Formerly Cincinnati Bell; provides
telecommunications services and offers long-distance, Internet and data services

Clear Channel Communications, Inc.<F1>             200            11,300
#1 radio station owner in the U.S.; owns, programs or sells airtime worldwide

McLeodUSA Inc.<F1>                                 900            12,881
Provides telecommunications services,
including local and long-distance phone
service, Internet access and other data
services; operates more than 800,000 local access lines in 21 states

Motorola, Inc.                                   1,500            42,375
Makes cellular products, semiconductors, two-way radios, pagers, computers and networking peripherals

                                               -----------------------------
                                               TOTAL             108,031
                                               -----------------------------

COMPUTER PRODUCTS & SERVICES (11.5%)
------------------------------------
Cisco Systems, Inc.<F1>                          2,700           149,175
Controls more than three-quarters of
the global market for products that link networks and power the Internet

Diebold, Inc.                                      600            15,937
U.S.' s leading producer of automated
teller machines (ATMs)

EMC Corporation<F1>                              1,200           118,950
#1 maker of mainframe computer disk memory hardware and software

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                            Shares       Market Value
------------------------------------------------------------------------------

Hewlett-Packard Company                            500          $ 48,500
#3 computer company; provides computers, imaging and printing peripherals, software and related services

Microsoft Corporation<F1>                        1,650            99,516
Dominant developer of computer operating systems and applications software

Oracle Corporation<F1>                             900            70,875
Leading developer of database management systems software, which lets multiple users and applications access the same data simultaneously

Quantum Corporation - Hard Disk Drive<F1>        1,200            11,925
A top U.S. maker of disk drives

VeriSign, Inc.<F1>                                 100            20,256
Its software provides digital certificates of authentication used to encrypt data and protect access to data and transactions sent over the Internet and large networks

                                               -----------------------------
                                               TOTAL             535,134
                                               -----------------------------

COMPUTERS & SOFTWARE (4.8%)
---------------------------
Adobe Systems, Inc.                                400            62,100
Leader in desktop publishing software,
including Photoshop, Illustrator and PageMaker

Apple Computer, Inc.<F1>                           800            20,600
Makes such products as the Macintosh computer, the fruit-colored iMac, the Mac OS, servers, peripherals and software

Compaq Computer Corporation                        400            11,032
#1 PC maker in the world; second-largest computer seller in the world

Gateway, Inc.<F1>                                  600            28,050
#2 direct marketer of personal computers in the U.S. International Business Machines

International Business Machines Corporation        700            78,750
World's top provider of computer hardware;
#2 provider of software

Macromedia, Inc.<F1>                               300            24,244
Offers a host of Web design software,
and multimedia playback and graphics
development tools

                                               -----------------------------
                                               TOTAL             224,776
                                               -----------------------------

CONSUMER PRODUCTS (0.8%)
------------------------
Tupperware Corporation                           2,000            36,000
Makes a variety of household products

                                               -----------------------------
                                               TOTAL              36,000
                                               -----------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

-----------------------------------------------------------------------------
Schedule of Investments (continued)
-----------------------------------------------------------------------------
                           THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                            Shares       Market Value
-----------------------------------------------------------------------------

COSMETICS & TOILETRIES (1.6%)
----------------------------
Avon Products, Inc.                              1,100          $ 44,962
World's largest direct seller of cosmetics and beauty-related items

Kimberly-Clark Corporation                         500            27,906
World's top maker of personal paper products, including Kleenex and Scott

                                               -----------------------------
                                               TOTAL             72,868
                                               ------------------ -----------

DATA PROCESSING (0.2%)
----------------------
First Data Corporation                             300            11,719
Provides information processing and related services to the transaction-card, payment, teleservices and information-management industries

                                               -----------------------------
                                               TOTAL              11,719
                                               -----------------------------

DISTRIBUTION (0.6%)
-------------------
Tech Data Corporation<F1>                          700            29,925
World's #2 distributor of microcomputer
products

                                               -----------------------------
                                               TOTAL              29,925
                                               -----------------------------

DIVERSIFIED SERVICES & MANUFACTURING (4.8%)
-------------------------------------------
General Electric Company                         2,700           155,756
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products and is a major presence in financial services

Illinois Tool Works Inc.                           484            27,043
Makes a range of products used in the
automotive, construction, and food and
beverage industries

Tyco International Ltd.                            800            41,500
World leader in security and fire protection

                                               -----------------------------
                                               TOTAL             224,299
                                               -----------------------------

DRUGS & MEDICAL SUPPLIES (6.2%)
-------------------------------
AmeriSource Health Corporation<F1>                 800            37,600
Distributes wholesale pharmaceuticals and health care products

Bergen Brunswig Corporation, Class A             2,100            24,544
Distributes drugs and medical-surgical
supplies; provides over-the-counter
medications, beauty products and sundries

Forest Laboratories, Inc.<F1>                      500            57,344
Develops and manufactures name-brand and generic prescription and nonprescription pharmaceutical products

Merck & Company, Inc.                            1,000            74,438
A leading drug maker; its prescription benefits management subsidiary Merck-Medco accounts for almost half of its sales

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                 877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                            Shares       Market Value
------------------------------------------------------------------------------

Pfizer Inc.                                        600          $ 26,963
#2 drugmaker in the world; products include impotence treatment Viagra, cardiovascular drug Norvasc and cholesterol-lowering Lipitor as well as such consumer brands as Visine, BenGay, Listerine, Certs, Dentyne, Efferdent and Zantac

Schering-Plough Corporation                      1,500            69,750
Develops and markets prescription drugs, animal health products, over-the-counter drugs, and foot care and sun care products

                                               -----------------------------
                                               TOTAL            290,639
                                               -----------------------------

ELECTRONICS (6.4%)
------------------
Avnet, Inc.                                        800            22,700
U.S.' s second-largest distributor of
electronic components and computer products

AVX Corporation                                    600            15,637
Makes passive electronic components for cell phones, space rockets, photocopiers, automotive braking systems, hearing aids and locomotives

Intel Corporation                                1,100            45,719
Makes microprocessors, including the powerful
Pentium and the low-end Celeron, that have provided the brains for IBM-compatible PCs since 1981

Johnson Controls, Inc.                             700            37,231
Makes automobile seats, interior systems and batteries, as well as environmental control systems for commercial buildings

L-3 Communications Holdings, Inc.<F1>              300            16,950
Makes sophisticated secure communications products

Sanmina Corporation<F1>                            600            56,175
Contract manufacturer of high-end
electronic components

SCI Systems, Inc.<F1>                              900            36,900
World's #2 contract manufacturer of
electronic components

Symbol Technologies, Inc.                          500            17,969
A world leader in portable data terminals and bar code scanners

Texas Instruments, Inc.                          1,100            51,906
Makes semiconductors, analog chips, logic chips and microprocessors

                                               -----------------------------
                                               TOTAL             301,187
                                               -----------------------------

FINANCIAL SERVICES (9.5%)
------------------------
Ambac Financial Group, Inc.                        500            36,625
Financial holding company whose subsidiaries sell financial guaranty insurance

Citigroup Inc.                                   1,400            75,687
The largest financial services company
(formed from the merger of Citicorp and
Travelers Group)

Donaldson, Lufkin & Jenrette, Inc.                 700            62,606
Does investment and merchant banking and provides funding for companies via direct investment as well as managing and underwriting securities

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                           Shares       Market Value
------------------------------------------------------------------------------

Freddie Mac                                        500          $ 27,031
Buys conventional residential mortgages from banks and mortgage bankers

The Goldman Sachs Group, Inc.                      350            39,878
A leader in global investment banking; one of the top U.S. IPO underwriters

Household International, Inc.                      600            33,975
Through its subsidiaries, provides co-branded and private-label credit cards, as well as financing for purchases

J.P. Morgan & Company                              300            49,013
Offers a wide variety of commercial banking and investment services

Merrill Lynch & Company, Inc.                      800            52,800
Retail/wholesale financial supermarket

Morgan Stanley Dean Witter & Company               400            36,575
Investment banking and retail brokerage
company; leading credit card issuer

Washington Mutual, Inc.                            700            27,869
Largest U.S. thrift, with more than 2,000 facilities

                                               -----------------------------
                                               TOTAL             442,059
                                               -----------------------------

FOOD & BEVERAGE (4.5%)
----------------------
General Mills, Inc.                                600            21,300
Makes and markets a variety of food products including Cheerios, Gold Medal, Betty Crocker,
Bisquick, Hamburger Helper and Fruit Roll-Ups

Keebler Foods Company                              900            37,800
#2 cookie and cracker maker in the U.S.; #1 supplier of Girl Scout cookies

McCormick & Company, Inc.                        1,100            32,725
World's #1 spice maker; also makes specialty food products

The Quaker Oats Company                            500            39,563
Produces a diverse line of food products

Ralston-Ralston Purina Group                     1,200            28,425
World's largest dry dog and cat food producer

Safeway Inc.<F1>                                   700            32,681
Food retailer with over 1,500 stores located throughout the U.S. and Canada

SUPERVALU, Inc.                                  1,100            16,569
Supplies about 4,800 grocery stores nationwide with brand-name and private-label merchandise;
operates nearly 350 company-owned stores

                                               -----------------------------
                                               TOTAL             209,063
                                               -----------------------------

HEALTH CARE SERVICES & SUPPLIES (5.5%)
--------------------------------------
Allergan, Inc.                                     700            59,106
A leading maker of eye care and skin care products with worldwide distribution

Amgen, Inc.<F1>                                    900            62,845
Makes and markets therapeutic products for hematopoiesis (blood cell production), inflammation, autoimmunity, neurobiology and soft-tissue repair

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                            Shares       Market Value
------------------------------------------------------------------------------

Bausch & Lomb, Inc.                                300          $ 11,681
#1 maker of contact lenses, lens care products and eyedrops

Baxter International, Inc.                         450            35,916
Produces blood transfusion systems, hemophilia treatments, home dialysis systems and intravenous products

Bristol-Myers Squibb Company                     1,000            57,125
Sells products including Clairol and Excederin;
70% of sales from pharmaceuticals

Johnson & Johnson                                  300            28,181
One of the world's largest and most
diversified health care product makers

                                               -----------------------------
                                               TOTAL             254,854
                                               -----------------------------

INSTRUMENTS (1.5%)
------------------
Waters Corporation<F1>                             800            71,200
Makes high-performance liquid chromatography instruments that researchers, scientists and engineers use to separate and identify chemicals and materials

                                                ----------------------------
                                                TOTAL             71,200
                                                ----------------------------

INSURANCE (2.1%)
----------------
American General Corporation                       400            31,200
Provides retirement products, individual life insurance and consumer finance

American International Group, Inc.                 300            28,706
One of the world's largest insurance firms

The Hartford Financial Services Group, Inc.        500            36,469
Offers life insurance, annuities, employee benefits administration, asset management and mutual funds

                                               -----------------------------
                                               TOTAL              96,375
                                               -----------------------------

INTERNET (1.3%)
--------------
America Online, Inc.<F1>                           600            32,250
World's #1 provider of online services; its pending agreement to buy entertainment giant
Time Warner will make the company #1
in all things media

Yahoo! Inc.<F1>                                    300            27,300
The top Internet portals bringing in its revenue from banner ads and sponsorships

                                               -----------------------------
                                               TOTAL              59,550
                                               -----------------------------

MACHINERY-DIVERSIFIED (0.3%)
----------------------------
Ingersoll-Rand Company                             400            13,550
Makes mining equipment, air compressors,
production equipment, bearings, components,
power-generation pumps and architectural
hardware
                                               -----------------------------
                                               TOTAL              13,550
                                               -----------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                             Shares      Market Value
------------------------------------------------------------------------------

MANUFACTURING (2.3%)
-------------------
Corning, Inc.                                      300          $ 89,100
One of the world's top makers of fiber-optic cable, which it invented more than 20 years ago

Energizer Holdings, Inc.<F1>                       800            19,600
#2 U.S. battery maker; known for pink bunny marketing icon

                                                ----------------------------
                                                TOTAL            108,700
                                                ----------------------------

MEDIA (0.5%)
------------
Gannett Co., Inc.                                  400            21,200
Largest newspaper publisher in the U.S. (its flagship being USA TODAY); also active in TV broadcasting

                                               -----------------------------
                                               TOTAL              21,200
                                               -----------------------------

MULTIMEDIA (2.5%)
-----------------
Time Warner Inc.                                   600            46,950
World's largest media company; being
purchased by AOL

Viacom Inc.<F1>                                    400            23,400
World's #2 media company; owns CBS,
Paramount Pictures, UPN, MTV Networks,
Showtime Networks and 50% of Comedy Central

The Walt Disney Company                          1,200            45,900
Operates Walt Disney World resort in Florida,
Disneyland theme park and two hotels in
California; earns royalties from Disneyland
Tokyo and Paris; makes and distributes movies

                                               -----------------------------
                                               TOTAL             116,250
                                               -----------------------------

OIL (6.8%)
----------
Chevron Corporation                                700            59,675
#3 U.S. integrated oil company
Conoco, Inc., Class A                            1,450            37,881

Integrated oil and gas company, exploring for petroleum in 15 countries

Exxon Mobil Corporation                            700            62,387
World's #1 integrated oil company

Murphy Oil Corporation                             600            38,888
Explores for and produces oil and gas

Royal Dutch Petroleum Company                      400            23,975
World's #2 oil and gas conglomerate

Texaco, Inc.                                       600            31,500
Markets fuel and lubricants worldwide;
operates transportation, trading and
distribution facilities

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                           Shares      Market Value
------------------------------------------------------------------------------

Ultramar Diamond Shamrock Corporation            1,300          $ 32,988
#2 independent oil refining and marketing company in the U.S.

USX-Marathon Group                               1,100            31,213
Major revenue generator of USX's two business units (USX-U.S. Steel is the other); explores for and produces oil and gas in several countries

                                               -----------------------------
                                               TOTAL             318,507
                                               -----------------------------

PAINTING PRODUCTS (0.8%)
-----------------------
The Sherwin-Williams Company                     1,700            36,338
U.S.'s largest paint company

                                               -----------------------------
                                               TOTAL              36,338
                                               -----------------------------

PIPELINES (0.3%)
----------------
The Williams Companies, Inc.                       300            12,675
Produces and transports natural gas and
petroleum products; provides telephone
service
                                               -----------------------------
                                               TOTAL              12,675
                                               -----------------------------

PRINTING & PUBLISHING (1.8%)
----------------------------
Dow Jones & Company, Inc.                          600            36,300
Publishes the Wall Street Journal, Barron's and SmartMoney (jointly owned with Hearst);
supplies information electronically to more than 1.1 million subscribers through the Dow
Jones Newswires

Knight-Ridder, Inc.                                675            34,298
Publishes newspapers including the Detroit Free
Press, The Philadelphia Inquirer and The
Miami Herald

Lexmark International Group, Inc.,
Class A<F1>                                        300            11,250
A leading maker of computer printers and related products

                                               -----------------------------
                                               TOTAL              81,848
                                               -----------------------------

RETAIL (3.1%)
-------------
Best Buy Company, Inc.<F1>                         500            31,812
Sells home office products, consumer
electronics, entertainment software and
appliances throughout the U.S.

Federated Department Stores, Inc.<F1>              800            20,900
Largest upscale department store retailer in the U.S., with over 400 stores in 33 states, including the prestigious Bloomingdale's and Macy's chains

Kohl's Corporation<F1>                             300            17,306
Operates more than 230 family-oriented
department stores

Lowe's Companies, Inc.                             400            17,950
#2 U.S. home improvement retail chain

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
Schedule of Investments (continued)
--------------------------------------------------------------------------------
                              THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

COMMON STOCKS (99.8%)                           Shares      Market Value
--------------------------------------------------------------------------------

Ross Stores, Inc.                                1,400          $ 20,125
Operates a discount clothing chain; sells a variety of consumer products

Wal-Mart Stores, Inc.                              800            38,500
World's #1 retailer with about 4,000 stores

                                               -----------------------------
                                               TOTAL             146,593
                                               -----------------------------

SEMICONDUCTORS (0.9%)
--------------------
PMC-Sierra, Inc.<F1>                                50            10,763
Provides broadband communications chips used in a wide range of networking devices

Teradyne, Inc.<F1>                                 200             7,000
One of the world's top makers of automated test equipment

Xilinx, Inc.<F1>                                   300            25,687
Leads in field-programmable gate arrays and complex programmable logic devices

                                               -----------------------------
                                               TOTAL              43,450
                                               -----------------------------

TELECOMMUNICATIONS (8.5%)
-------------------------
ALLTEL Corporation                                 450            23,484
Provides local phone service; has gained approval to provide competitive local access service

CenturyTel, Inc.                                   800            21,800
Sells mainstream telecommunications services

Crown Castle International Corporation<F1>         400            12,425
Owns and operates wireless-communications towers and broadcast-transmission infrastructure

EchoStar Communications Corporation<F1>            200            10,550
Second-largest U.S. direct broadcast
satellite TV provider, operating the
DISH Network

Lucent Technologies, Inc.                        1,100            33,619
Leading U.S. maker of telecom equipment and software

Nextel Communications, Inc. Class A<F1>            600            28,050
Major digital mobile phone operator in the U.S.;
has wireless Internet access and international roaming

Nortel Networks Corporation                        500            29,781
North America's #2 maker of telecom products including switching, wireless and broadband network systems; a leader in fiber-optic systems

Qwest Communications International Inc.<F1>        864            41,526
Provides Internet access, data, multimedia and voice services over its 25,500-mile broadband fiber-optic network

SBC Communications, Inc.                         1,700            85,000
Operates more than 37 million access lines in eight states and has agreed to buy Ameritech in a deal that would create the nation's top local telephone company

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.8%)                            Shares       Market Value
------------------------------------------------------------------------------

Sprint Corporation                                 700          $ 20,519
Provides local telephone service; distributes telecom equipment; publishes directories

Sprint Corporation (PCS Group)<F1>                 600            21,038
Runs an all-digital wireless network that serves about 7.4 million subscribers

Tellabs, Inc.<F1>                                  400            19,100
Produces equipment used to transmit data, video and voice signals and develops related access and transport network systems

Verizon Communications                           1,000            48,437
#1 local phone company in the U.S.; #2
telecom services provider, behind AT&T

                                               -----------------------------
                                               TOTAL             395,329
                                               -----------------------------

TRAVEL (0.3%)
-------------
Galileo International, Inc.                        800            12,400
Second-largest CRS for the travel industry;
its Galileo and Apollo booking
systems allow travel agents to book plane, hotel and car rental reservations

                                               -----------------------------
                                               TOTAL              12,400
                                               -----------------------------

UTILITIES (1.4%)
----------------
Ameren Corporation                                 600            25,125
Serves about 1.5 million electricity customers and 300,000 natural gas customers in Missouri and Illinois

Public Service Enterprise Group Inc.               900            40,219
Through a subsidiary, provides electricity and natural gas in New Jersey

                                               -----------------------------
                                               TOTAL              65,344
                                               -----------------------------

               --------------------------------------------------------------
               TOTAL COMMON STOCKS (COST $4,314,352)           4,660,737
               --------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                            THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

                                              Principal
Short-Term Investments (3.6%)                   Amount       Market Value
------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (3.6%)
---------------------------------
Sara Lee Corporation, 6.22%                   $ 84,889          $ 84,889
Wisconsin Corporate Central Credit
   Union, 6.29%                                 79,591            79,591
Wisconsin Electric Power Company, 6.235%         5,447             5,447
               --------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $169,927)      169,927
               --------------------------------------------------------------

               --------------------------------------------------------------
               TOTAL INVESTMENTS (103.4%) (COST $4,484,279)    4,830,664
               --------------------------------------------------------------

               --------------------------------------------------------------
               LIABILITIES, LESS OTHER ASSETS (-3.4%)          (159,535)
               --------------------------------------------------------------

               --------------------------------------------------------------
               TOTAL NET ASSETS (100.0%)                      $4,671,129
               --------------------------------------------------------------

<F1> Non-income producing

     The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Schedule of Investments
AS OF SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                                                THE CATHOLIC MONEY MARKET FUND
------------------------------------------------------------------------------

                                                        Principal    Amortized
Commercial Paper (100.0%)                                  Amount         Cost
------------------------------------------------------------------------------
American Honda Finance Corporation, 6.48%, 11/6/00      $ 350,000    $ 347,732
Bell Atlantic Financial Services, Inc., 6.53%, 10/5/00    500,000      499,637
British Telecommunications PLC, 6.55%, 10/19/00           280,000      279,083
CBA Finance, Inc., 6.55%, 10/5/00                         500,000      499,636
Compass Securitization LLC, 6.50%, 12/15/00               355,000      350,193
Credit Suisse First Boston, Inc., 6.23%, 10/5/00          460,000      459,682
DaimlerChrysler North America Holding Corporation,
   6.50%, 11/29/00                                        450,000      445,206
Den Norske Bank, 6.49%, 11/14/00                          500,000      496,034
E.W. Scripps Company, 6.52%, 10/27/00                     500,000      497,646
Fidex PLC, 6.53%, 11/15/00                                250,000      247,959
Forrestal Funding Master Trust, 6.58%, 10/6/00            500,000      499,543
Fountain Square Commercial Corporation, 6.55%, 11/13/00   260,000      257,966
Galaxy Funding, Inc., 6.59%, 1/23/01                      400,000      391,653
Goldman Sachs Group LP, 6.67%, 10/2/00                    130,000      129,976
IPALCO Enterprises, 6.55%, 10/11/00                       300,000      299,454
K2 Corporation, 6.25%, 10/10/00                           380,000      379,406
Knight Ridder, Inc., 6.52%, 1/12/01                       370,000      363,098
KZH-KMS Corporation, 6.52%, 10/16/00                      500,000      498,642
Marshall & Ilsley Corporation, 6.55%, 12/19/00            500,000      492,813
PACCAR Financial Corporation, 6.50%, 10/3/00              235,000      234,915
Peacock Funding Corporation, 6.52%, 1/16/01               500,000      490,311
Pemex Capital, Inc., 6.23%, 10/10/00                      500,000      499,221
Sigma Finance, Inc., 6.40%, 10/20/00                      500,000      498,311
Stellar Funding Group, Inc., 6.52%, 10/17/00              500,000      498,551
Triple-A One Funding Corporation, 6.52%, 10/6/00          500,000      499,547
Unifunding, Inc., 6.54%, 10/17/00                         450,000      448,692
Wood Street Funding Corporation, 6.51%, 11/14/00          420,000      416,658
              ----------------------------------------------------------------
              TOTAL COMMERCIAL PAPER                                11,021,565
              ----------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

------------------------------------------------------------------------------
Schedule of Investments (continued)
------------------------------------------------------------------------------
                                                THE CATHOLIC MONEY MARKET FUND

                                              Principal      Amortized
Short-Term Investment (0.1%)                     Amount           Cost
------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTE (0.1%)
--------------------------------
Firstar Bank, N.A., 6.37%                     $ 14,199          $ 14,199

               ---------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENT                        14,199
               ---------------------------------------------------------------

               ---------------------------------------------------------------
               TOTAL INVESTMENTS (100.1%)                     11,035,764
               ---------------------------------------------------------------

               ---------------------------------------------------------------
               LIABILITIES, LESS OTHER ASSETS (-0.1%)           (14,787)
               ---------------------------------------------------------------

               ---------------------------------------------------------------
               TOTAL NET ASSETS (100.0%)                     $11,020,977
               ---------------------------------------------------------------

   The accompanying Notes to Financial Statements are an integral part of this schedule.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Statements of Assets & Liabilities
------------------------------------------------------------------------------

                                                      AS OF SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                                 The         The      The Catholic      The
                               Catholic     Catholic   Disciplined    Catholic
                                Equity      Large-Cap    Capital       Money
                                Income       Growth    Appreciation    Market
                                 Fund         Fund         Fund         Fund
------------------------------------------------------------------------------
ASSETS
------
Invsestments, at cost         $3,973,999  $5,088,165   $4,484,279  $11,035,764
Investments, at value         $3,914,779  $6,396,117   $4,830,664  $11,035,764
Income receivable                  9,253       2,836        5,104           59
Receivable for investments
  sold                                 -           -      229,594            -
Other assets                       4,243       4,829        4,491        8,400
        ----------------------------------------------------------------------
        TOTAL ASSETS           3,928,275   6,403,782    5,069,853   11,044,223
        ----------------------------------------------------------------------
LIABILITIES
----------
Payable for investments purchased      -           -      370,496            -
Dividends payable                      -           -            -          167
Payable to affiliates              5,418       8,995        6,579          872
Accrued expenses and
    other liabilities             21,912      20,460       21,649       22,207
        ----------------------------------------------------------------------
        TOTAL LIABILITIES         27,330      29,455      398,724       23,246
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS                    $3,900,945  $6,374,327   $4,671,129  $11,020,977
------------------------------------------------------------------------------
NET ASSETS CONSIST OF
---------------------
Paid in capital               $3,959,326  $5,077,291   $4,312,685  $11,020,977
Accumulated undistributed
  net investment income (loss)       624           -            -            -
Accumulated undistributed
  net realized gain (loss)           215    (10,916)       12,059            -
Net unrealized appreciation
  (depreciation) on investments (59,220)   1,307,952      346,385            -
------------------------------------------------------------------------------
NET ASSETS                    $3,900,945  $6,374,327   $4,671,129  $11,020,977
------------------------------------------------------------------------------
CAPITAL STOCK, $.001 PAR VALUE
------------------------------
Authorized                    50,000,000  50,000,000   50,000,000  400,000,000
Issued and outstanding           398,715     485,865      426,420   11,020,977
Net asset value, redemption
  price and minimum offering
  price per share                  $9.78      $13.12       $10.95        $1.00
Maximum offering price per
  share                           $10.19      $13.67       $11.41        $1.00

The accompanying Notes to Financial Statements are an integral part of these statements.

------------------------------------------------------------------------------
Statements of Operations
------------------------------------------------------------------------------

                                       FOR THE PERIOD ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                                  The         The      The Catholic     The
                                Catholic     Catholic   Disciplined  Catholic
                                Equity      Large-Cap    Capital       Money
                                Income       Growth    Appreciation    Market
                                 Fund         Fund         Fund       Fund<F1>
------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------
Dividend income<F2>              $67,259     $16,884      $50,927  $         -
Interest income                   24,804      10,294        8,483      475,887
        ----------------------------------------------------------------------
        TOTAL INCOME              92,063      27,178       59,410      475,887
        ----------------------------------------------------------------------

EXPENSES
--------
Investment advisory fees          29,415      48,168       37,741       22,822
Portfolio accounting fees         26,750      23,451       26,888       19,507
Transfer agent fees
  and expenses                    19,005      19,317       18,745       12,431
Federal and state
  registration fees               12,225      12,256       12,213       11,946
Audit fees                        10,095       9,646        9,545        4,732
Distribution fees                  9,192      13,380       10,484        3,804
Legal fees                         5,281       5,381        6,066        4,011
Custody fees                       4,683       6,833        6,113        4,135
Printing and postage expenses      4,666       5,606        5,764        3,845
Directors' fees and expenses       3,009       2,959        2,959        1,509
Other                              2,007       2,382        2,117        2,316
        ----------------------------------------------------------------------
        TOTAL EXPENSES           126,328     149,379      138,635       91,058
        ----------------------------------------------------------------------
Less waivers and
  reimbursements by adviser     (65,660)    (55,719)     (65,251)     (21,497)
        ----------------------------------------------------------------------
        NET EXPENSES              60,668      93,660       73,384       69,561
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)     $31,395   ($66,482)    ($13,974)     $406,326
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss)
  on investments                  15,747      23,740       26,037            -
Net change in unrealized
  appreciation (depreciation)
  on investments                  72,954   1,347,058      460,099            -
        ----------------------------------------------------------------------
        NET REALIZED AND
        UNREALIZED GAIN (LOSS)
        ON INVESTMENTS            88,701   1,370,798      486,136            -
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS       $120,096  $1,304,316     $472,162     $406,326
------------------------------------------------------------------------------
<F1> Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.
<F2> Net of $76, $242 and $37 in foreign withholding taxes, respectively.

The accompanying Notes to Financial Statements are an integral part of these statements.

The Catholic Funds

                      This page intentionally left blank.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

<CAPTION
                                                                                                    The Catholic
                                                                               The Catholic          Disciplined       The Catholic
                                                    The Catholic Equity         Large-Cap      Capital Appreciation    Money Market
                                                         Income Fund            Growth Fund              Fund              Fund
                                                   --------------------    ---------------------  -------------------  -----------
                                                   For the     For the    For the     For the     For the    For the     For the
                                                    Year        Period     Year        Period      Year       Period     Period
                                                   Ended        Ended      Ended       Ended       Ended      Ended       Ended
                                                 Sept. 30,    Sept. 30,   Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,    Sept. 30
                                                   2000       1999<F1>     2000       1999<F1>     2000       1999<F1>   2000<F1>
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------
Net investment income (loss)                       $31,395      $16,121   ($66,482)   ($10,627) ($13,974)     ($301)     $406,326

Net realized gain (loss) on investments             15,747     (14,885)      23,740    (34,656)    26,037      5,606            _
Net change in unrealized appreciation
   (depreciation) on investments                    72,954    (132,174)   1,347,058    (39,106)   460,099  (113,714)            _
      ---------------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                    120,096    (130,938)   1,304,316    (84,389)   472,162  (108,409)      406,326
      ---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Distributions from net investment income          (31,418)     (16,160)           -           -         -          -    (406,326)

Distributions from net realized gains                    -            -           -           -   (5,309)          -            _
      ---------------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS
      FROM DISTRIBUTIONS
      TO SHAREHOLDERS                             (31,418)     (16,160)           -           -   (5,309)          -    (406,326)
      ---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                495,665    3,342,590   1,515,599   3,654,497   874,712  3,474,001   11,464,572
Net asset value of shares issued to shareholders
   in payment of distributions declared             30,538       16,110           -           -     5,305          -      413,565
Cost of shares redeemed                           (25,538)            -    (15,696)           -  (41,333)          -    (857,160)
      ---------------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS
      FROM CAPITAL
      SHARE TRANSACTIONS                           500,665    3,358,700   1,499,903   3,654,497   838,684  3,474,001   11,020,977
      ---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS                               589,343    3,211,602   2,804,219   3,570,108 1,305,537  3,365,592   11,020,977
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                  3,311,602      100,000   3,570,108           - 3,365,592          -            -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                       $3,900,945   $3,311,602  $6,374,327 $3,570,108 $4,671,129 $3,365,592  $11,020,977
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME                                 $624            -           -          -          -          -            -
---------------------------------------------------------------------------------------------------------------------------------

<F1>  Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2>  Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

The accompanying Notes to Financial Statements are an integral part of these statements.

The Catholic Funds

------------------------------------------------------------------------------
Notes to Financial Statements
------------------------------------------------------------------------------
                                                      AS OF SEPTEMBER 30, 2000
------------------------------------------------------------------------------

1. Organization
---------------
The Catholic Funds, Inc. was incorporated on December 16, 1998, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds (the "Funds") are separate, diversified portfolios of The Catholic Funds, Inc. The Funds, other than The Catholic Money Market Fund, are managed by Catholic Financial Services Corporation (the "adviser"), became effective on April 30, 1999, and commenced operations on May 3, 1999. The Catholic Money Market Fund became effective on November 8, 1999, and commenced operations on January 7, 2000. Costs incurred with the organization, initial registration and public offering of shares for each portfolio of the Funds have been paid by the adviser.

2. Significant Accounting Policies
----------------------------------
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles "GAAP". The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A) INVESTMENT VALUATION
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

B) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) FEDERAL INCOME TAXES
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of September 30, 2000, The Catholic Large-Cap Growth Fund had a federal income tax capital loss carryover of $9,803, expiring in the tax year ending September 30, 2008.

The Catholic Funds

                                                                  877/222-2402

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Notes to Financial Statements (continued)
------------------------------------------------------------------------------

D) DISTRIBUTIONS TO SHAREHOLDERS
All of the equity Funds except The Catholic Equity Income Fund pay dividends of net investment income annually. The Catholic Equity Income Fund pays dividends of net investment income quarterly. The Catholic Money Market Fund pays dividends monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2000, reclassifications were recorded to increase undistributed net investment income by $647, $66,482 and $13,974, decrease paid-in-capital by $0, $66,482 and $0 and decrease accumulated undistributed net realized gains by $647, $0 and $13,974 for The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively.

E) EXPENSES
Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate.

F) OTHER
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield to maturity method.

3. Investment Advisory and Other Agreements with Related Parties
----------------------------------------------------------------
Each of the Funds has entered into an agreement with the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.80% for The Catholic Equity Income Fund; 0.90% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds; and 0.30% for The Catholic Money Market Fund. The Funds and the adviser have entered into sub-advisory agreements for each of the Funds. The sub-advisers are Todd Investment Advisors, Inc. "Todd" for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. "Peregrine" for The Catholic Large-Cap Growth Fund, Vantage Investment Advisors, Inc. "Vantage" for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management Corporation, Inc. "Strong" for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the adviser, as a percent of average daily net assets under the sub-advisory agreements were as follows:

- Todd: 0.38 of 1% on the first $10 million; 0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million.

- Peregrine: 0.50 of 1% on the first $25 million; 0.45 of 1% on the next $25 million; and 0.40 of 1% on average daily net assets over $50 million.

- Vantage: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million. Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

------------------------------------------------------------------------------
Notes to Financial Statements (continued)
------------------------------------------------------------------------------

- Strong: If the portfolio is $50 million or less: 0.20 of 1%; if the portfolio is over $50 million and less than $100 million: 0.15 of 1%; if the portfolio is over $100 million and less than $200 million: 0.10 of 1%; if the portfolio is $200 million or more: 0.075 of 1%. However, neither the adviser nor sub-adviser shall receive any fees until The Catholic Money Market Fund has $25 million in assets or for the first six months, whichever comes earlier, and once either has occurred, the adviser shall charge at an annual rate of 0.10 of 1% and pay the sub-adviser at an annual rate of 0.05 of 1% for the next six months or until The Catholic Money Market Fund has $50 million in assets, whichever comes first. The adviser waived their portion of the advisory fees, 0.05 of 1% for the period ending September 30, 2000.

The adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.65% of the average daily net assets of The Catholic Equity Income Fund and 1.75% of the average daily net assets of The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively, and some advisory fees for The Catholic Money Market Fund as described above, computed on a daily basis.

For the period ended September 30, 2000, expenses of $65,660, $55,719, $65,251 and $21,497 were waived by the adviser in The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. The adviser may terminate these waivers at any time. The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use annually 0.25% of its net assets (0.05% for The Catholic Money Market Fund), computed on a daily basis to finance certain activities relating to the distribution of its shares to investors. For the period ended September 30, 2000, 12b-1 distribution expenses of $9,192, $13,880, $10,484 and $3,804 were paid from The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. These expenses were remitted to the adviser, who also acts as distributor for the shares of each Fund. No remuneration has been paid by the Funds to any of the officers or affiliated Funds' directors. In addition to $500 per year and $250 per meeting, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. Capital Share Transactions
-----------------------------
Transactions in shares of the Funds for the period ended September 30, 2000, were as follows:

The Catholic Equity Income Fund
                                    For the                  For the
                                   Year Ended              Period Ended
                               September 30, 2000     September 30, 1999<F1>
------------------------------------------------------------------------------
Shares sold                           51,233               345,341
Shares issued to holders in
  reinvestment of distributions        3,098                 1,670
Shares redeemed                       (2,627)                    -
------------------------------------------------------------------------------
NET INCREASE                          51,704               347,011
------------------------------------------------------------------------------

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Notes to Financial Statements (continued)
------------------------------------------------------------------------------

The Catholic Large-Cap Growth Fund

                               For the                  For the
                              Year Ended              Period Ended
                          September 30, 2000     September 30, 1999<F1>
------------------------------------------------------------------------------
Shares sold                    122,145                  364,985
Shares redeemed                 (1,265)                       -
------------------------------------------------------------------------------
NET INCREASE                   120,880                  364,985
------------------------------------------------------------------------------

The Catholic Disciplined Capital Appreciation Fund

                               For the                  For the
                              Year Ended              Period Ended
                          September 30, 2000     September 30, 1999<F1>
------------------------------------------------------------------------------
Shares sold                     82,548                  347,236
Shares issued to holders in
  reinvestment of
  distributions                    493                        -
Shares redeemed                 (3,857)                       -
------------------------------------------------------------------------------
NET INCREASE                    79,184                  347,236
------------------------------------------------------------------------------

The Catholic Money Market Fund

                               For the
                             Period Ended
                        September 30, 2000<F2>
------------------------------------------------------------------------------
Shares sold                 11,464,572
Shares issued to holders
 in reinvestment of
  distributions                413,565
Shares redeemed               (857,160)
------------------------------------------------------------------------------
NET INCREASE                11,020,977
------------------------------------------------------------------------------

<F1> Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2> Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

------------------------------------------------------------------------------
Notes to Financial Statements (continued)
------------------------------------------------------------------------------

5. Investment Transactions
--------------------------
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2000, were as follows:
                                                              The Catholic
                                                              Disciplined
                         The Catholic     The Catholic          Capital
                        Equity Income       Large-Cap         Appreciation
                             Fund          Growth Fund            Fund
------------------------------------------------------------------------------
PURCHASES
---------
U.S. government             $75,656    $           -       $           -
Other                     1,776,853        2,002,701           2,089,685

SALES
-----
U.S. government             372,736                -                   -
Other                     1,124,308          568,503           1,166,075
At September 30, 2000, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $3,974,561, $5,089,278 and $4,484,279 were as follows:
                                                              The Catholic
                                                              Disciplined
                         The Catholic     The Catholic          Capital
                        Equity Income       Large-Cap         Appreciation
                             Fund          Growth Fund            Fund
------------------------------------------------------------------------------
Appreciation               $455,600       $1,673,692            $801,792
(Depreciation)             (515,382)        (366,853)           (455,407)
------------------------------------------------------------------------------
NET APPRECIATION
(DEPRECIATION)
ON INVESTMENTS            ($59,782)       $1,306,839            $346,385
------------------------------------------------------------------------------

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------

The Catholic Equity Income Fund

                                         For the                For the
                                        Year Ended            Period Ended
                                    September 30, 2000  September 30, 1999(<F1>
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $9.54                   $10.00
Net investment income (loss)              0.08                     0.05
Net realized and unrealized
  gain (loss) on investments              0.24                   (0.46)
        ----------------------------------------------------------------------
        TOTAL FROM INVESTMENT
        OPERATIONS                        0.32                   (0.41)
        ----------------------------------------------------------------------

Distributions from net investment
  income                                 (0.08)                  (0.05)
        ----------------------------------------------------------------------
        TOTAL DISTRIBUTIONS              (0.08)                  (0.05)
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $9.78                    $9.54
------------------------------------------------------------------------------
Total return<F2>                         3.38%                    (4.06%)<F3>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses<F4><F5>                         1.65%                    1.65%
Net investment income (loss) <F4><F5>    0.85%                    1.47%
Expenses <F4><F6>                        3.44%                    4.78%
Net investment income (loss) <F4><F6>   (0.93%)                  (1.66%)
Net assets, end of period           $3,900,945               $3,311,602
Portfolio turnover rate                 42.37%                   18.29%<F3>

<F1>  Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2>  Based on net asset value, which does not reflect the sales charge.
<F3>  Not annualized.
<F4>  Computed on an annualized basis.
<F5>  Net of waivers and reimbursements by adviser.
<F6>  Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------

THE CATHOLIC LARGE-CAP GROWTH FUND

                                         For the                For the
                                        Year Ended            Period Ended
                                    September 30, 2000   September 30, 1999<F1>
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $9.78                 $10.00
------------------------------------------------------------------------------
Net investment income (loss)            (0.14)<F7>               (0.03)
Net realized and unrealized gain
  (loss) on investments                     3.48                 (0.19)
        ---------------------------------------------------------------------
        TOTAL FROM INVESTMENT
        OPERATIONS                          3.34                 (0.22)
        ---------------------------------------------------------------------
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $13.12                  $9.78
-----------------------------------------------------------------------------
Total return <F2>                         34.15%             (2.20%)<F3>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses <F4><F5>                          1.75%                  1.75%
Net investment income (loss) <F4><F5>     (1.24%)                (0.92%)
Expenses <F4><F6>                          2.79%                  4.70%
Net investment income (loss) <F4><F6>     (2.28%)                (3.87%)
Net assets, end of period             $6,374,327             $3,570,108
Portfolio turnover rate                   10.96%               7.31%<F3>

<F1> Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2> Based on net asset value, which does not reflect the sales charge.
<F3> Not annualized.
<F4> Computed on an annualized basis.
<F5> Net of waivers and reimbursements by adviser.
<F6> Gross of waivers and reimbursements by adviser.
<F7> Per share net investment loss has been calculated prior to tax adjustments.

The accompanying Notes to Financial Statements are an integral part of these statements.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

                                         For the                For the
                                        Year Ended            Period Ended
                                    September 30, 2000   September 30, 1999<F1>
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $9.69                 $10.00
------------------------------------------------------------------------------
Net investment income (loss)                0.03<F8>               0.00<F8>
Net realized and unrealized gain
  (loss) on investments                     1.31                  (0.31)
        ----------------------------------------------------------------------
        TOTAL FROM INVESTMENT
        OPERATIONS                          1.28                  (0.31)
        ----------------------------------------------------------------------
Distributions from net realized gain       (0.02)                  0.00
        ----------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                (0.02)                  0.00
        ----------------------------------------------------------------------
Net Asset Value, End of Period            $10.95                  $9.69
------------------------------------------------------------------------------
Total return<F2>                          13.16%                 (3.10%)<F3>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses <F4><F5>                          1.75%                  1.75%
Net investment income (loss) <F4><F5>     (0.33%)                (0.03%)
Expenses <F4><F6>                          3.31%                  4.83%
Net investment income (loss) <F4><F6>     (1.89%)                (3.11%)
Net assets, end of period             $4,671,129             $3,365,592
Portfolio turnover rate                   28.78%                  2.44%<F3>

<F1> Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2> Based on net asset value, which does not reflect the sales charge.
<F3> Not annualized.
<F4> Computed on an annualized basis.
<F5> Net of waivers and reimbursements by adviser.
<F6> Gross of waivers and reimbursements by adviser.
<F7> Less than one cent per share.
<F8> Per share net investment loss has been calculated prior to tax adjustments.

The accompanying Notes to Financial Statements are an integral part of these statements.

------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------

THE CATHOLIC MONEY MARKET FUND
                                                                  For the
                                                                Period Ended
                                                         September 30, 2000<F1>
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00
------------------------------------------------------------------------------
Net investment income (loss)                                       0.04
        ----------------------------------------------------------------------
        TOTAL FROM INVESTMENT
        OPERATIONS                                                 0.04
        ----------------------------------------------------------------------
Distributions from net investment income                          (0.04)
        ----------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                                       (0.04)
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $1.00
------------------------------------------------------------------------------
Total return <F2>                                                 4.08%<F3>

Ratios to Average Net Assets
----------------------------
Expenses <F4><F5>                                                 0.91%
Net investment income (loss) <F4><F5>                             5.34%
Expenses <F4><F6>                                                 1.19%
Net investment income (loss) <F4><F6>                             5.06%
Net assets, end of period                                   $11,020,977

<F1> Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.
<F2> Based on net asset value, which does not reflect the sales charge.
<F3> Not annualized.
<F4> Computed on an annualized basis.
<F5> Net of waivers and reimbursements by adviser.
<F6> Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

The Catholic Funds

                                                                  877/222-2402

------------------------------------------------------------------------------
Report of Independent Public Accountants
------------------------------------------------------------------------------
                                                      THE CATHOLIC FUNDS, INC.
------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Catholic Funds, Inc.:

We have audited the accompanying statements of assets and liabilities including the schedules of investments, of The Catholic Funds, Inc. (a Maryland corporation, comprising The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds [the "Funds"]), as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, for which is for the period from inception on January 7, 2000 through the period ended September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Catholic Funds, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, for which is for the period from inception on January 7, 2000 through the period ended September 30, 2000, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                              /s/ ARTHUR ANDERSEN LLP
                              ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 2, 2000

                      This page intentionally left blank.

A Note on Forward-Looking Statements

Except for historical information contained in this annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectuses, other factors bearing on these reports include the accuracy of the adviser's, and any sub-adviser's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

BOARD OF DIRECTORS
------------------
- Daniel Steininger - Chairman of the Board
- Thomas Bausch
- J. Michael Borden
- Daniel Doucette
- Allan Lorge
- Thomas Munninghoff
- Conrad Sobczak
- David Vollmar

OFFICERS
--------
- Allan Lorge - President
- Theodore Zimmer - Vice President
- Russell Kafka - Treasurer
- Joseph Wreschnig - Secretary
- Joann Hull - Assistant Secretary
- Cheri Nagan - Assistant Secretary

SUB-ADVISERS
------------
The Catholic Equity Income Fund
- Todd Investment Advisors, Inc.
  101 S. 5th Street, Suite 3160
  Louisville, KY 40202

The Catholic Large-Cap Growth Fund
- Peregrine Capital Management, Inc.
  800 LaSalle Avenue, Suite 1850
  Minneapolis, MN 55402

The Catholic Disciplined Capital Appreciation Fund
- Vantage Investment Advisors, Inc.
  2005 Market Street
  Commerce Square, 38th Floor
  Philadelphia, PA 19103

The Catholic Money Market Fund
- Menomonee Falls, WI53051

INVESTMENT ADVISER
------------------
- Catholic Financial Services Corporation
  1100 West Wells Street
  Milwaukee, WI  53233

TRANSFER AGENT
& CUSTODIAN
-----------
- Firstar Mutual Fund Services, LLC

INDEPENDENT ACCOUNTANTS
-----------------------
- Arthur Andersen LLP

LEGAL COUNSEL
-------------
- Quarles & Brady LLP

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
- Catholic Knights
  Daniel Steininger, President
  1100 West Wells Street
  Milwaukee, WI 53233

- Catholic Order of Foresters
  Robert Ciesla, High Chief Ranger
  355 Shuman Boulevard
  PO Box 3012
  Naperville, IL 60566-7012

- Catholic Knights of America
  John Kenawell, President
  3525 Hampton Avenue
  St. Louis, MO 63139-1980

This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by current prospectuses.

-----------------------------------------------------------------------------
                                     (LOGO)

                    CATHOLIC FINANCIAL SERVICES CORPORATION
                    ---------------------------------------
                       INVESTING WITH FAITH IN THE FUTURE

                  1100 West Wells Street - Milwaukee, WI 53233
                                 1-414-278-6550
                                  Member NASD
              The Catholic Funds are not available in all states.